                              GREENTREE MH 99-2
               ----- Corporate Bond Equivalent Yield Table -----
Lehman Brothers

                      Bond Class A-6      6.920 FIXED CPN
                        Current Balance $47,000,000.00

                      100% MHP            150% MHP            175% MHP             200% MHP            250% MHP
                  -----------------   -----------------   -----------------   -----------------   -----------------
PRICE             CBE Yield    Dur    CBE Yield    Dur    CBE Yield    Dur    CBE Yield    Dur    CBE Yield    Dur
-------------     ---------   -----   ---------   -----   ---------   -----   ---------   -----   ---------   -----
      99-21+          7.051   10.71      7.054     9.69       7.056    9.17      7.058     8.68      7.063     7.75
      99-22           7.050              7.053                7.055              7.057               7.061
      99-22+          7.048              7.051                7.053              7.055               7.059
      99-23           7.047              7.050                7.051              7.053               7.057
      99-23+          7.045              7.048                7.050              7.051               7.055

      99-24           7.044   10.72      7.046     9.70       7.048    9.18      7.049     8.68      7.053     7.75
      99-24+          7.042              7.045                7.046              7.048               7.051
      99-25           7.041              7.043                7.044              7.046               7.049
      99-25+          7.039              7.041                7.043              7.044               7.047
      99-26           7.038              7.040                7.041              7.042               7.045

      99-26+          7.037   10.72      7.038     9.70       7.039    9.18      7.040     8.68      7.043     7.76
      99-27           7.035              7.037                7.038              7.039               7.041
      99-27+          7.034              7.035                7.036              7.037               7.039
      99-28           7.032              7.033                7.034              7.035               7.037
      99-28+          7.031              7.032                7.032              7.033               7.035

      99-29           7.029   10.72      7.030     9.70       7.031    9.18      7.031     8.69      7.033     7.76
      99-29+          7.028              7.029                7.029              7.030               7.031
      99-30           7.026              7.027                7.027              7.027               7.028
      99-30+          7.025              7.025                7.026              7.026               7.027
      99-31           7.023              7.024                7.024              7.024               7.025

      99-31+          7.022   10.73      7.022     9.71       7.022    9.18      7.022     8.69      7.023     7.76
     100-00           7.021              7.021                7.021              7.021               7.021
     100-00+          7.019              7.019                7.019              7.019               7.019
     100-01           7.018              7.017                7.017              7.017               7.016
     100-01+          7.016              7.016                7.015              7.015               7.014

     100-02           7.015   10.73      7.014     9.71       7.014    9.19      7.013     8.69      7.012     7.76
     100-02+          7.013              7.012                7.012              7.012               7.010
     100-03           7.012              7.011                7.010              7.010               7.008
     100-03+          7.010              7.009                7.009              7.008               7.006
     100-04           7.009              7.008                7.007              7.006               7.004

     100-04+          7.007   10.74      7.006     9.71       7.005    9.19      7.004     8.69      7.002     7.76
     100-05           7.006              7.004                7.004              7.003               7.000
     100-05+          7.005              7.003                7.002              7.001               6.998
     100-06           7.003              7.001                7.000              6.999               6.996
     100-06+          7.002              7.000                6.998              6.997               6.994

Average Life    :     20.97              17.07                15.42              14.01               11.69
First Pay       :  11/01/17           12/01/13             06/01/12           02/01/11            11/01/08
Last Pay        :  12/01/20           01/01/17             05/01/15           12/01/13            08/01/11

      1Y      2Y      3Y      5Y      10Y     30Y
      4.763   5.033   5.063   5.123   5.195   5.560

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/31/99 settlement date.


_______________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has been indepedently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).